Exhibit 21

Entity Name	Domestic Jurisdiction
13125882 Canada, Inc.	Canada
211 E. Russell Road LLC	Ohio
4458664 Canada Inc.	Canada
Accudyne Industries Acquisition S.à r.l	Luxembourg
Accudyne Industries Asia Pte. Ltd.	Singapore
Accudyne Industries Borrower S.C.A.	Luxembourg
Accudyne Industries Canada Inc.	Canada
Accudyne Industries India Private Limited	India
Accudyne Industries Middle East FZE	United Arab Emirates
Accudyne Industries S.à r.l.	Luxembourg
Accudyne Industries Services Limited	United Kingdom
Accudyne Industries, LLC	Delaware
ACD S.a.r.l	France
ACM Vermeulen B.V	Belgium
Air Dimensions Inc.	United States
Airmax Groupe	France
Airmax Holding S.A.S	France
Comercial Ingersoll-Rand (Chile) Limitada	Chile
Comingersoll-Comercio E Industria De Equipamentos S.A.	Portugal
CompAir (Hankook) Korea Co. Ltd.	Korea
CompAir Acquisition (No. 2) Ltd.	United Kingdom
CompAir Acquisition Ltd.	United Kingdom
CompAir BroomWade Ltd.	United Kingdom
CompAir Finance Ltd.	United Kingdom
CompAir GmbH	Austria
CompAir Holdings Limited	United Kingdom
CompAir International Trading (Shanghai) Co Ltd	China
CompAir Korea Ltd	Korea
CompAir South Africa (SA) (Pty) Ltd.	South Africa
Consolidated Distribution Holdings, Ltd.	United Kingdom
Dilution Solutions, L.L.C	United States
Dosatron International SAS	France
Dosatron Solutions, L.L.C	United States
Emco Wheaton Gmbh	Germany
Emco Wheaton USA Inc	Texas
Enza Air Proprietary Limited	South Africa
Everest Blower Systems Private Limited	India
Everest Blowers Private Limited	India
FlexEnergy Holdings, LLC	Delaware
Gardner Denver (Thailand) Co. Ltd.	Thailand
Gardner Denver Austria GmbH	Austria
Gardner Denver Bad Neustadt Real Estate GmbH & Co KG	Germany
Gardner Denver Belgium NV	Belgium
Gardner Denver Brasil Industria E Comercio de Maquinas Ltda.	Brazil
Gardner Denver Canada Corp (Canada)	Canada
Gardner Denver Cyprus Investments Limited	Cyprus

Entity Name	Domestic Jurisdiction
Gardner Denver CZ + SK sro	Czech Republic
Gardner Denver Deutschland GmbH	Germany
Gardner Denver Engineered Products India Private Limited	India
Gardner Denver Finance II LLC	Delaware
Gardner Denver Finance Inc & Co KG	Germany
Gardner Denver France SAS	France
Gardner Denver FZE	United Arab Emirates
Gardner Denver Group Svcs Ltd	United Kingdom
Gardner Denver Holdings Limited	United Kingdom
Gardner Denver Hong Kong Investments Limited	Hong Kong
Gardner Denver Hong Kong Ltd	Hong Kong
Gardner Denver Iberica, SL	Spain
Gardner Denver Industries Ltd.	United Kingdom
Gardner Denver Industries Pty Ltd.	Australia
Gardner Denver International Ltd.	United Kingdom
Gardner Denver International, Inc.	Delaware
Gardner Denver Investments, Inc.	Delaware
Gardner Denver Italy Holdings S.r.L.	Italy
Gardner Denver Japan, Ltd.	Japan
Gardner Denver Kirchhain Real Estate GmbH & Co KG	Germany
Gardner Denver Korea, Ltd.	Korea
Gardner Denver Ltd.	United Kingdom
Gardner Denver Ltd. (South Africa)	South Africa
Gardner Denver Machinery (Shanghai) Co., Ltd.	China
Gardner Denver Nash Brasil Industria E Comercio De Bombas Ltda	Brazil
Gardner Denver Nash LLC	Delaware
Gardner Denver Nash Machinery Ltd.	China
Gardner Denver Nederland BV	Netherlands
Gardner Denver Nederland Investments B.V.	Netherlands
Gardner Denver Oy	Finland
Gardner Denver Polska Sp z.o.o.	Poland
Gardner Denver Pte. Ltd.	Singapore
Gardner Denver S.r.l.	Italy
Gardner Denver Schopfheim GmbH	Germany
Gardner Denver Schopfheim Real Estate GmbH & Co KG	Germany
Gardner Denver Slovakia, s.r.o.	Slovakia
Gardner Denver Sweden AB	Sweden
Gardner Denver Taiwan Ltd.	Taiwan
Gardner Denver Thomas GmbH (f/k/a ILMVAC GmbH)	Germany
Gardner Denver Thomas Pneumatic Systems (Wuxi) Co., Ltd.	China
Gardner Denver Thomas Real Estate GmbH & Co KG	Germany
Gardner Denver Thomas, Inc.	Delaware
Gardner Denver, Inc.	Delaware
Garo Dott. Ing. Roberto Gabbioneta S.r.l.	Italy
GD Aria Holdings #2 Limited	United Kingdom
GD Aria Holdings Limited	United Kingdom
GD Aria Investments Limited	United Kingdom
GD First (UK) Ltd	United Kingdom

Entity Name	Domestic Jurisdiction
GD German Holdings GmbH	Germany
GD German Holdings I GmbH	Germany
GD German Holdings II GmbH	Germany
GD German Investments GmbH	Germany
GD Global Holdings II, Inc.	Delaware
GD Global Holdings UK II Ltd.	United Kingdom
GD Global Holdings, Inc.	Delaware
GD Global Ventures I B.V.	Netherlands
GD Global Ventures II B.V.	Netherlands
GD Global Ventures III B.V.	Netherlands
GD Industrial Products Malaysia SDN. BHD.	Malaysia
GD Investment KY	Finland
GD UK Finance Ltd.	United Kingdom
GHH-Rand Schraubenkompressoren Gmbh	Germany
Haskel Europe Ltd.	United Kingdom
Haskel France SAS	France
Haskel Holdings UK, Limited	United Kingdom
Haskel International, LLC	California
Haskel Sistemas de Fluidos España, S.R.L.	Spain
Hibon Inc.	Canada
Highspeed Newco, LLC	United States
Hingerose Limited	United Kingdom
Holtec Gas Systems, LLC	United States
Houdstermaatschappij Jorc B.V.	Netherlands
Hydro Prokav Pumps (India) Private Limited	Bangalore
ILMVAC (UK) Ltd.	United Kingdom
ILS Inovative Laborsysteme GmbH	Germany
Ingersoll Rand Finance, LLC	United States
Ingersoll Rand Global Investments, LLC	Delaware
Ingersoll Rand Global Ventures, LLC	Delaware
Ingersoll Rand Hong Kong Investments Limited	Hong Kong
Ingersoll Rand Inc.	Delaware
Ingersoll Rand Investments (SG) Pte. Ltd.	Singapore
Ingersoll Rand Investments B.V.	Netherlands
Ingersoll Rand ITS Japan Ltd.	Japan
Ingersoll Rand Overseas Investments I Limited	United Kingdom
Ingersoll Rand Overseas Investments II Limited	United Kingdom
Ingersoll Rand Overseas Investments III Limited	United Kingdom
Ingersoll Rand Overseas Investments IV Limited	United Kingdom
Ingersoll Rand Overseas Investments V Limited	United Kingdom
Ingersoll Rand Overseas Investments (SG) Pte. Limited	Singapore
Ingersoll Rand Schweiz AG	Switzerland
Ingersoll Rand Schweiz Investments Gmbh	Switzerland
Ingersoll Rand Technology R&D (Shanghai) Co. Ltd.	China
Ingersoll-Rand (Australia) Ltd.	Australia
Ingersoll-Rand (Chang Zhou) Tools Co., Ltd.	China
Ingersoll-Rand (China) Industrial Equipment Manufacturing Co., Ltd.	China
Ingersoll-Rand (China) Investment Company Limited	China

Entity Name	Domestic Jurisdiction
Ingersoll-Rand (Guilin) Tools Company Limited	China
Ingersoll-Rand (Hong Kong) Holding Company Limited	Hong Kong
Ingersoll-Rand (India) Limited	India
Ingersoll-Rand Technology R&D (Shanghai) Co., Ltd.	China
Ingersoll-Rand AB	Sweden
Ingersoll-Rand Air Solutions Hibon Sarl	France
Ingersoll-Rand Beteiligungs Und Grundstucksverwaltungs Gmbh	Germany
Ingersoll-Rand China, LLC	Delaware
Ingersoll-Rand Colombia S.A.S.	Colombia
Ingersoll-Rand Company Limited (UK)	United Kingdom
Ingersoll-Rand Company South Africa (Pty) Limited	South Africa
Ingersoll-Rand Comércio E Serviços De Máquinas E Equipamentos Industriais Ltda.	Brazil
Ingersoll-Rand Cz S.R.O.	Czech Republic
Ingersoll-Rand De Mexico, S.A. De C.V.	Mexico
Ingersoll-Rand De Puerto Rico, Inc.	Puerto Rico
Ingersoll-Rand Equipements De Production S.A.S.	France
Ingersoll-Rand Holdings Limited	United Kingdom
Ingersoll-Rand Industrial Company B.V.	Netherlands
Ingersoll-Rand Industrial Ireland Limited	Ireland
Ingersoll-Rand Industrial Sp. Z O.O.	Poland
Ingersoll-Rand Industrial U.S., Inc.	Delaware
Ingersoll-Rand International (India) Private Limited	India
Ingersoll-Rand International Holding LLC	New Jersey
Ingersoll-Rand Italia S.R.L.	Italy
Ingersoll-Rand Italiana Manufacturing S.R.L.	Italy
Ingersoll-Rand Korea Holding LLC	Delaware
Ingersoll-Rand Korea Limited	Korea, Republic Of
Ingersoll-Rand Lux Investments II S.À R.I.	Luxembourg
Ingersoll-Rand Lux Investments S.À R.L.	Luxembourg
Ingersoll-Rand Luxembourg Industrial Company S.À R.L.	Luxembourg
Ingersoll-Rand Machinery (Shanghai) Company Limited	China
Ingersoll-Rand Malaysia Co. Sdn. Bhd.	Malaysia
Ingersoll-Rand Philippines, Inc	Philippines
Ingersoll-Rand S.A. De C.V.	Mexico
Ingersoll-Rand Services And Trading Limited Liability Company	Russian Federation
Ingersoll-Rand Services Company	Delaware
Ingersoll-Rand Services Limited	United Kingdom
Ingersoll-Rand Singapore Enterprises Pte. Ltd.	Singapore
Ingersoll-Rand South East Asia (Pte.) Ltd.	Singapore
Ingersoll-Rand Spain, S.A.	Spain
Ingersoll-Rand Superay Holdings Limited	Hong Kong
Ingersoll-Rand Technical And Services Limited	Ireland
Ingersoll-Rand Technical And Services S.Á.R.L.	Switzerland
Ingersoll-Rand Technologies And Services Private Limited	India
Ingersoll-Rand Tool Holdings Limited	Hong Kong
Ingersoll-Rand Trading Gmbh	Germany
Ingersoll-Rand U.S. Holdco, Inc.	Delaware
Ingersoll-Rand Vietnam Company Limited	Vietnam

Entity Name	Domestic Jurisdiction
IR Canada Holdings ULC	Canada
IR Canada Sales & Service ULC	Canada
IR France SAS	France
IR HPS Holdco. Inc.	United States
IR Industrial HQ LLC	United States
Jorc - Pobuda d.o.o.	Slovenia
Jorc Holding B.V.	Netherlands
Jorc Industrial B.V.	Netherlands
Jorc Industrial L.L.C.	United States of America
Lawrence Factor, Inc.	United States
LeRoi International Inc	Delaware
Maximum AG Technologies, Inc.	United States
MB Air Systems Limited	United Kingdom
Milton Roy (Hong Kong) Limited	Hong Kong
Milton Roy (UK) Limited	United Kingdom
Milton Roy Europe SAS	France
Milton Roy Industrial (Shanghai) Co., Ltd.	China
Milton Roy US Purchaser, Inc.	Delaware
Milton Roy, LLC	Pennsylvania
Milton Roy India Private Limited	India
Officina Meccaniche Industriali Srl	Italy
Oina VV Aktiebolag	Sweden
Pedro Gil Construcciones Mecanicas, S.L.
Plurifilter D.O.O.	Slovenia
PT Ingersoll-Rand Indonesia	Indonesia
Runtech Systems (Shanghai) Co. Ltd.	China
Runtech Systems OY	Finland
Seepex (M) SDN	Malaysia
Seepex Australia Pty Ltd	Australia
Seepex Beteiligungs-Gesellschaft mit Beschrankter Haftung	Germany
Seepex France S.a.r.l.	France
Seepex GmbH	Germany
Seepex Inc.	Ohio
Seepex India Private Ltd.	India
Seepex Italia SRL	Italy
Seepex Japan Co., Ltd.	Japan
Seepex Nordic A/S	Denmark
Seepex OOO	Russia
Seepex Pumps (Shanghia) Co., Ltd.	China
Seepex UK Ltd.	United Kingdom
Shanghai CompAir Compressors Co Ltd	China
Shanghai Compressors & Blowers Ltd.	United Kingdom
Shanghai Hanye Air Purifying Technology Co., Ltd	China
Shanghai Ingersoll-Rand Compressor Limited	China
Tamrotor Marine Comp AS Norway	Norway
Tango Holding LLC	United States
Tecno Matic Europe s.r.o.	Czech Republic
Thomas Industries, Inc.	Delaware

Entity Name	Domestic Jurisdiction
TIWR Real Estate GmbH & Co. KG	Germany
Tri-Continent Scientific, Inc.	California
Welch Vacuum Equipment (Shanghai) Co., Ltd.	China
Westwood Technical Limited	England
Zaxe Technologies, Inc.	Canada
ZEKS Compressed Air Solutions LLC	Delaware
Zinsser Analytik GmbH	Germany
Zinsser NA, Inc.	California